Exhibit 99.1

News release

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HP Revises Upward Second Quarter Earnings Following Tax Settlement

PALO ALTO, Calif., June 6, 2006 – HP today stated that it has revised upward its previously announced financial results for the fiscal second quarter ended April 30, 2006, following the signing of a settlement agreement on June 1 with the Internal Revenue Service (IRS) relating to an audit of its federal tax returns for 1996 through 1998.

The revisions resulted in a positive impact on HP’s second quarter net income of approximately $443 million, or $0.15 per diluted share.

As the settlement agreement was signed by the IRS after the end of HP’s second fiscal quarter and before the company had filed its financial statements as part of its Quarterly Report on Form 10-Q, applicable accounting rules required HP to update its financial results for that quarter to reflect the impact of the settlement agreement. The updated financial results do not reflect any other changes or adjustments to HP’s previously announced second quarter financial results.

As a result of the settlement, the company’s GAAP net income for the quarter has been revised to $1.9 billion and GAAP diluted earnings per share (EPS) has been revised to $0.66 per share – up from GAAP net income of $1.5 billion and GAAP diluted EPS of $0.51 – as previously reported on May 16, 2006.

Non-GAAP net income has been revised to $2.0 billion, with non-GAAP diluted EPS of $0.69 – up from the previously reported non-GAAP net income of $1.6 billion and non-GAAP diluted EPS of $0.54. Non-GAAP financial information excludes $97 million of adjustments on an after-tax basis, or $0.03 per diluted share, related primarily to amortization of purchased intangibles.

Due to the revised results for the fiscal second quarter, HP has revised upward its EPS expectations for full year fiscal 2006 (FY06).

For FY06, GAAP diluted EPS is expected to be in the range of $2.02 to $2.06, and non-GAAP diluted EPS is expected to be in the range of $2.19 to $2.23. FY06 non-GAAP diluted EPS estimates exclude after-tax costs of approximately $0.17 per share, related primarily to the amortization of purchased intangible assets. FY06 GAAP and non-GAAP diluted EPS estimates include an expense of $0.13 related to stock-based compensation.

Below is updated financial information for HP’s second fiscal quarter ended April 30, 2006 that reflects the financial impact of the IRS settlement agreement. Additional information about HP’s updated fiscal second quarter earnings is available on HP’s Investor Relations website at www.hp.com/hpinfo/investor/.

About HP

HP is a technology solutions provider to consumers, businesses and institutions globally. The company’s offerings span IT infrastructure, global services, business and home computing, and imaging and printing. For the four fiscal quarters ended April 30, 2006, HP revenue totaled $88.9 billion. More information about HP (NYSE, Nasdaq: HPQ) is available at www.hp.com.

Use of non-GAAP financial information

To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides non-GAAP operating profit, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. HP also provides forecasts of non-GAAP diluted earnings per share.

These non-GAAP financial measures are defined to exclude the effects of restructuring charges, charges relating to the amortization of intangible assets, in-process research and development charges and gains or losses on investments. A reconciliation of adjustments to GAAP results for this quarter, fiscal year-to-date, and prior periods is included in the tables below.

HP’s management uses these non-GAAP financial measures to evaluate and forecast HP’s baseline performance before gains, losses or other charges that are considered by management to be outside of HP’s core business segment operating results. Each of these non-GAAP measures is among the primary indicators management uses as a basis for planning and forecasting future periods. HP’s management believes that these non-GAAP measures provide both management and investors with a more complete understanding of the underlying operating results and trends and an enhanced overall understanding of HP’s financial performance and prospects for the future.

This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating profit, operating margin, net income or diluted earnings per share prepared in accordance with GAAP. In addition, there may be limitations associated with the use of these non-GAAP financial measures. For example, items such as restructuring charges that are excluded from these non-GAAP financial measures can have a material impact on cash flows. These effects are reflected in HP’s GAAP financial statements, including HP’s consolidated statements of cash flows. The non-GAAP financial information that HP has provided also may differ from the non-GAAP financial information provided by other companies.

Forward-looking statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, charges, earnings or other financial items; any statements of the plans, strategies, and objectives of management for future operations, including execution of any restructuring plans; any statements concerning the expected development, performance or market share relating to products or services; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic and geopolitical trends and events; execution and performance of contracts by suppliers, customers and partners; employee management issues; the challenge of managing asset levels, including inventory; the difficulty of aligning expense levels with revenue changes; assumptions related to pension and other post-retirement costs; and other risks that are described from time to time in HP’s Securities and Exchange Commission reports, including but not limited to the risks described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005, HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2006 and other reports filed after that report. As in prior quarters, the financial information set forth in this release, including tax-related items, are estimates based on information available at this time. While HP believes these estimates to be meaningful, these amounts could differ materially from actual reported amounts in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2006. In particular, determining HP’s actual tax balances and provisions as of April 30, 2006 and for the fiscal quarter then ended requires extensive internal and external review of tax data (including consolidating and reviewing the tax provisions of numerous domestic and foreign entities) which is being completed in the ordinary course of preparing HP’s Form 10-Q. HP assumes no obligation and does not intend to update these forward-looking statements.

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HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

NON-GAAP CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

(Unaudited)

(In millions except per share amounts)

	Three months ended
	April 30, 2006	January 31, 2006	April 30, 2005

Net revenue	$22,554	$22,659	$21,570

Costs and expenses(a):
Cost of sales	16,970	17,392	16,429
Research and development	930	871	890
Selling, general and administrative	2,858	2,692	2,933
Total costs and expenses	20,758	20,955	20,252

Non-GAAP earnings from operations	1,796	1,704	1,318

Interest and other, net	157	38	(87)

Non-GAAP earnings before taxes	1,953	1,742	1,231

(Benefit from) provision for taxes(b)	(43)	349	158

Non-GAAP net earnings	$1,996	$1,393	$1,073

Non-GAAP net earnings per share:
Basic	$0.71	$0.49	$0.37
Diluted	$0.69	$0.48	$0.37

Weighted-average shares used to compute non-GAAP net earnings per share:
Basic	2,809	2,822	2,886
Diluted	2,887	2,893	2,917

(a) Stock-based compensation expense included under SFAS 123(R) were as follows:

Cost of sales	$33	$39	$—
Research and development	15	18	—
Selling, general and administrative	76	87	—
Total costs and expenses	$124	$144	$—

(b) Tax benefit from stock-based compensation	$(39)	$(43)	$—

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF OPERATING PROFIT, OPERATING MARGIN,

NET EARNINGS AND DILUTED EARNINGS PER SHARE

(Unaudited)

(In millions except per share amounts)

	Three months ended
	April 30, 2006	January 31, 2006	April 30, 2005

NON-GAAP Operating Profit and Operating Margin Reconciliation

GAAP operating profit	$1,657	$1,492	$1,163

Restructuring	(14)	15	4
Amortization of purchased intangible assets	151	147	151
In-process research and development charges	2	50	—
Total non-GAAP adjustments to earnings from operations	139	212	155

Non-GAAP operating profit	$1,796	$1,704	$1,318

GAAP operating margin	7%	7%	5%
Non-GAAP adjustments to operating margin	1%	1%	1%
Non-GAAP operating margin	8%	8%	6%

NON-GAAP Net Earnings and Diluted EPS Reconciliation

GAAP net earnings	$1,899	$1,227	$966

Restructuring	(14)	15	4
Amortization of purchased intangible assets	151	147	151
In-process research and development charges	2	50	—
Total non-GAAP adjustments to earnings from operations	139	212	155

(Gains) losses on investments	(6)	2	(3)
Income tax effect of reconciling items	(36)	(48)	(45)

Non-GAAP net earnings	$1,996	$1,393	$1,073

GAAP diluted net earnings per share	$0.66	$0.42	$0.33
Non-GAAP adjustments to GAAP diluted net earnings per share	0.03	0.06	0.04

Non-GAAP diluted net earnings per share	$0.69	$0.48	$0.37

Weighted-average shares used to compute both GAAP and non-GAAP diluted net earnings per share:	2,887	2,893	2,917

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

NON-GAAP CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

(Unaudited)

(In millions except per share amounts)

	Six months ended April 30,
	2006	2005

Net revenue	$45,213	$43,024

Costs and expenses(a):
Cost of sales	34,362	32,966
Research and development	1,801	1,768
Selling, general and administrative	5,550	5,637
Total costs and expenses	41,713	40,371

Non-GAAP earnings from operations	3,500	2,653

Interest and other, net	195	(62)
Dispute settlement	—	(116)

Non-GAAP earnings before taxes	3,695	2,475

Provision for taxes(b)	306	324

Non-GAAP net earnings	$3,389	$2,151

Non-GAAP net earnings per share:
Basic	$1.20	$0.74
Diluted	$1.17	$0.74

Weighted-average shares used to compute non-GAAP net earnings per share:
Basic	2,815	2,897
Diluted	2,890	2,926

(a) Stock-based compensation expense included under SFAS 123(R) were as follows:
Cost of sales	$72	$—
Research and development	33	—
Selling, general and administrative	163	—
Total costs and expenses	$268	$—

(b) Tax benefit from stock-based compensation	$(82)	$—

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF OPERATING PROFIT, OPERATING MARGIN,
NET EARNINGS AND DILUTED EARNINGS PER SHARE

(Unaudited)

(In millions except per share amounts)

	Six months ended April 30,
	2006	2005

NON-GAAP Operating Profit and Operating Margin Reconciliation

GAAP operating profit	$3,149	$2,328

Restructuring	1	7
Amortization of purchased intangible assets	298	318
In-process research and development charges	52	—
Total non-GAAP adjustments to earnings from operations	351	325

Non-GAAP operating profit	$3,500	$2,653

GAAP operating margin	7%	5%
Non-GAAP adjustments to operating margin	1%	1%
Non-GAAP operating margin	8%	6%

NON-GAAP Net Earnings and Diluted EPS Reconciliation

GAAP net earnings	$3,126	$1,909

Restructuring	1	7
Amortization of purchased intangible assets	298	318
In-process research and development charges	52	—
Total non-GAAP adjustments to earnings from operations	351	325

(Gains) losses on investments	(4)	21
Income tax effect of reconciling items	(84)	(104)

Non-GAAP net earnings	$3,389	$2,151

GAAP diluted net earnings per share	$1.08	$0.65
Non-GAAP adjustments to GAAP diluted net earnings per share	0.09	0.09

Non-GAAP diluted net earnings per share	$1.17	$0.74

Weighted-average shares used to compute both GAAP and non-GAAP diluted net earnings per share:	2,890	2,926

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

(In millions)

	Three Months Ended April 30, 2006	Six Months Ended April 30, 2006
Cash flows from operating activities:
Net earnings	$1,899	$3,126
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	596	1,159
Stock-based compensation expense	124	268
Provision for bad debt and inventory	37	139
Gains on investments	(6)	(4)
In-process research and development charges	2	52
Restructuring-related charges	(14)	1
Deferred taxes on earnings	201	256
Excess tax benefit from stock-based compensation	(58)	(123)
Other, net	28	105
Changes in assets and liabilities:
Accounts and financing receivables	(1,055)	138
Inventory	(85)	4
Accounts payable	1,145	(146)
Taxes on earnings	(446)	(518)
Restructuring	(162)	(324)
Other assets and liabilities	1,428	1,347
Net cash provided by operating activities	3,634	5,480
Cash flows from investing activities:
Investment in property, plant and equipment, net	(521)	(948)
Proceeds from sale of property, plant and equipment	120	225
Purchases of available-for-sale securities & other investments	(4)	(17)
Maturities and sales of available-for-sale securities & other investments	14	35
Net cash paid for business acquisitions, net of acquisition costs	(107)	(760)
Net cash used in investing activities	(498)	(1,465)
Cash flows from financing activities:
Decrease in notes payable and short-term borrowings, net	(41)	(109)
Issuance of debt	2	83
Payment of debt	(18)	(249)
Issuance of common stock under employee plans	507	1,154
Repurchase of common stock	(1,320)	(2,721)
Prepayment of common stock repurchases	—	(1,722)
Excess tax benefit from stock-based compensation	58	123
Dividends	(226)	(453)
Net cash used in financing activities	(1,038)	(3,894)
Increase in cash and cash equivalents	2,098	121
Cash and cash equivalents at beginning of period	11,934	13,911
Cash and cash equivalents at end of period	$14,032	$14,032

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES

COMPARISON OF DILUTED NON-GAAP EPS

(Including the Effect of Stock-Based Compensation Expense)

(Unaudited)

	Q105	Q205	Q305	Q405(c)	FY05(c)	Q106	Q206
Non-GAAP EPS as reported(a)	$0.37	$0.37	$0.36	$0.51	$1.62	$0.48	$0.69
Pro forma effect of SFAS 123 on EPS(b)	(0.05)	(0.04)	(0.04)	(0.04)	(0.16)	—	—
Total diluted non-GAAP EPS including the effect of stock-based compensation expense for all periods	$0.32	$0.33	$0.32	$0.47	$1.46	$0.48	$0.69

(a)              For each of the quarters in fiscal 2005, non-GAAP EPS includes the effect of compensation expense related to discounted options and restricted stock recognized under APB 25. Fiscal 2006 EPS includes the aforementioned expense plus the impact for stock-based compensation recognized under SFAS 123(R).

(b)              For each of the quarters in fiscal 2005, non-GAAP EPS as reported excludes the effect of compensation expense related to employee stock options and employee stock purchase rights under SFAS 123.

(c)              In Q405, HP recorded $107 million of stock compensation before tax expense or $0.03 per share on an after tax basis within restructuring charges. This amount is excluded from the non-GAAP results shown above.

© 2006 Hewlett-Packard Development Company, L.P. HP shall not be liable for technical or editorial errors or omissions contained herein.

06/2006